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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 12, 1995



                            St. Paul Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                         01-15580                      36-3504665
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(State or other                (Commission                   (IRS Employer
jurisdiction of                 File Number)                 Identification
incorporation)                                                No.)


6700 West North Avenue
Chicago, Illinois                                                 60635
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(Address of principal executive office)                         (Zip Code)


      Registrant's telephone number, including area code: (312) 622-5000


                                Not Applicable
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        (Former name or former address, if changed since last report)




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Item 5.  Other Events

   On January 12, 1995 St. Paul Bancorp, Inc. (the "Company") announced the extension for an additional six months of its second program to repurchase shares of its currently outstanding common stock. This program contemplated the repurchase of up to 964,422 shares of the Company's common stock, of which 747,975 shares had been purchased as of the date of the announcement.





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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ST. PAUL BANCORP, INC.
                                        (Registrant)


                                        /s/ Patrick J. Agnew
                                        --------------------------
                                        Patrick J. Agnew
                                        President




Attest:

 /s/ Clifford M. Sladnick
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Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date:    January 18, 1995





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